SECOND ADDENDUM TO LEASE

THIS SECOND ADDENDUM is made and entered into this 10th of May, 2011 by and between Issa and Henrietta Hallaq, Husband and Wife, herein referred to as "Landlord", and Nord Resources Corporation, a Delaware Corporation, herein referred to as "Tenant".

WHEREAS, the parties hereto have entered into a Lease date January 5, 2006 and First Addendum dated January 5, 2006 for the space located at One West Wetmore, Suite 203, City of Tucson, County of Pima, State of Arizona (the "Premises"); and

WHEREAS, the parties hereto desire to amend, modify or change certain portions of said Lease;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties do hereby agree as follows:

1. The lease term shall be extended for a term of one (1) year commencing June 1, 2011 and expiring May 31, 2012.

2. The base monthly rental amount shall remain $4,502.50 plus Rental Tax and any Building Operating Expenses.

All other terms and conditions not changed by the Second Lease Extension shall remain in full force and effect.

By the signatures given below, this Agreement becomes effective on the 1st day of June 2011.

Landlord:

Issa and Henrietta Hallaq
Husband and Wife

By: [signature]
Henrietta Hallaq

By: [signature]
Issa Hallaq

Tenant:

Nord Resources Corporation
a Delaware Corporation

By: [signature]
Wayne Morrison

Title: CEO